UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 19, 2006

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky	40223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 357-9000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

The disclosure contained in “Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement” and Exhibits 4.1 and 4.2 to this Current Report on Form 8-K are incorporated in this Item 1.01 by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On September 19, 2006, a wholly owned operating partnership of Ventas, Inc. (the “Company”), Ventas Realty, Limited Partnership (“Ventas Realty”), and a wholly owned subsidiary, Ventas Capital Corporation (“Ventas Capital” and, together with Ventas Realty, the “Issuers”), issued and sold $225.0 million aggregate principal amount of their 6 3/4% Senior Notes due 2017 (the “Notes”) in a registered public offering pursuant to a Registration Statement on Form S-3 (File No. 333-133115) filed under the Securities Act of 1933, as amended (the “Securities Act”), which Registration Statement became automatically effective on April 7, 2006. The Notes were sold pursuant to an Underwriting Agreement, dated September 12, 2006, by and among the Issuers, the Company, Ventas LP Realty, L.L.C. and the underwriters named therein.

The Notes mature on April 1, 2017. The Notes bear interest at a rate of 6.750% per annum, payable semi-annually in arrears on April 1 and October 1 of each year, commencing on April 1, 2007. The Notes are unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Company and certain of its subsidiaries until certain conditions are met.

The Notes are general unsecured obligations of the Issuers, the Company and the other guarantors, ranking equal in right of payment with such entities’ existing and future senior unsecured indebtedness and ranking senior in right of payment to all of such entities’ existing and future subordinated indebtedness. The Notes will be effectively subordinated to all secured borrowings to the extent of the assets pledged to secure those borrowings. The Notes will also be structurally subordinated to the indebtedness and other obligations of the Company’s subsidiaries that are not guarantors with respect to the assets of those entities.

The Issuers intend to use the net proceeds from the sale of the Notes to fund a portion of the cash purchase price of the Company’s proposed acquisition of VSCRE Holdings, LLC. Pending the closing of the acquisition, the Issuers used the net proceeds to repay indebtedness outstanding under the Company’s revolving credit facility.

The terms of the Notes, summarized below, are governed by the Indenture dated as of September 19, 2006 (the “Base Indenture”), among the Issuers, the Company and certain of its subsidiaries, as guarantors, and U.S. Bank National Association, as trustee, as amended by the First Supplemental Indenture dated as of September 19, 2006 (the “First Supplemental Indenture”). The Base Indenture, as so amended (the “Indenture”), contains certain covenants that limit the Issuers’ ability and the ability of the Company and its Restricted Subsidiaries (as defined therein) to, among other things: incur debt; incur secured debt; make certain dividend payments, distributions and investments; enter into certain transactions, including transactions with affiliates; restrict dividends or other payments from subsidiaries; merge, consolidate or transfer all or substantially all of their respective assets; and sell assets. Upon the occurrence of certain types of changes of control, the Indenture requires the Issuers to make an offer to repurchase the Notes at 101% of the principal amount thereof, plus any accrued and unpaid interest to the repurchase date, unless certain conditions are met.

The Issuers may redeem the Notes, in whole at any time or in part from time to time, (i) at a redemption price of 100% of the principal amount thereof plus a make-whole premium if the redemption occurs prior to April 1, 2012 and (ii) at redemption prices of 103.375%, 102.250% and 101.125% of the principal amount thereof if the redemption occurs during the respective 12-month periods beginning on April 1 of the years 2012, 2013 and 2014 and at a redemption price of 100% of the principal amount thereof on and after April 1, 2015, in each case, plus any accrued and unpaid interest to the redemption date. In addition, the Issuers may redeem up to 35% of the original principal amount of the Notes before April 1, 2010 with net cash proceeds from certain equity offerings at a redemption price of 106.750% of the principal amount of the Notes to be so redeemed, plus any accrued and unpaid interest to the redemption date.

The Indenture contains customary events of default including, without limitation, failure to make required payments, failure to comply with certain agreements or covenants, cross-defaults to certain other indebtedness in excess of specified amounts, certain events of bankruptcy and insolvency, and failure to pay certain judgments. An event of default under the Indenture will allow either the trustee or the holders of at least 25% in principal amount of the then outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes.

U.S. Bank National Association, the trustee under the Indenture, is also the trustee under each of the indentures relating to the Issuers’ 8 3/4% Senior Notes due 2009, 6 3/4% Senior Notes due 2010, 9% Senior Notes due 2012, 6 5/8% Senior Notes due 2014, 7 1/8% Senior Notes due 2015 and 6 1/2% Senior Notes due 2016.

The foregoing description of the Notes and the Indenture is qualified by reference in its entirety to the Base Indenture, a copy of which is incorporated by reference herein as Exhibit 4.1 and incorporated in this Item 2.03 by reference, and the First Supplemental Indenture, a copy of which is filed herewith as Exhibit 4.2 and incorporated in this Item 2.03 by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits:

Exhibit Number	Description
4.1	Indenture, dated as of September 19, 2006, by and among Ventas, Inc., Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuer(s), the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3, File No. 333-133115).

4.2	First Supplemental Indenture, dated as of September 19, 2006, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: September 22, 2006	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
4.1	Indenture, dated as of September 19, 2006, by and among Ventas, Inc., Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuer(s), the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form S-3, File No. 333-133115).

4.2	First Supplemental Indenture, dated as of September 19, 2006, by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, the Guarantors named therein, as Guarantors, and U.S. Bank National Association, as Trustee.